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                                                                   EXHIBIT 10.41


                              SIXTH AMENDMENT TO
                 THE SUBSCRIPTION AND PUT AND CALL AGREEMENT
                  WITH RESPECT TO SHARES OF COMMON STOCK OF
                  WESTERN WIRELESS INTERNATIONAL CORPORATION

        This Sixth Amendment to the Subscription and Put and Call Agreement with respect to Shares of Common Stock of Western Wireless International Corporation, as amended (the "Horwitz Agreement"), is made as of the 18th day of January, 2004, by and between Bradley J. Horwitz ("Horwitz"), Western Wireless International Corporation ("WWIC"), Western Wireless Corporation ("WWC"), and WWC Holding Co., Inc. ("Holding Co.") (WWC and Holding Co. are collectively referred to as "Western," and together with Horwitz and WWIC, collectively, the "Parties").

                                 WITNESSETH:
                                 -----------

        WHEREAS, Horwitz and Holding Co. have previously entered into an agreement whereby Holding Co. purchased from Horwitz 138 shares of WWIC Common Stock;

        WHEREAS, Horwitz and Western have each determined that it is in their best interests to amend the Horwitz Agreement to provide that during the each of the periods from January 1, 2005 through January 31, 2005 and January 1, 2006 through January 31, 2006, Horwitz shall have the right, but not the obligation, to require Holding Co. to exchange all of his remaining shares of WWIC for that number of shares of WWC equal to the Call Consideration (as defined in the Horwitz Agreement);

        NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree that Paragraph 8 of the Horwitz Agreement is amended to read as follows:

         During the each of the periods from January 1, 2005 through January 31, 2005 and January 1, 2006 through January 31, 2006, Horwitz shall have the right, but not the obligation, to require Holding Co. to exchange all, but not less than all, of the Shares for that number of shares of WWC Common Stock equal to the Call Consideration.

        Except as amended herein, the terms of the Horwitz Agreement shall remain unchanged and in full force and effect.

        IN WITNESS WHEREOF, this amendment has been duly executed on the day and year first written above.

WESTERN WIRELESS INTERNATIONAL CORPORATION          WESTERN WIRELESS CORPORATION


By:/s/John W. Stanton                               By:/s/John W. Stanton
   ------------------------------------                -------------------------
   John W. Stanton                                     John W. Stanton
   Chairman and Chief Executive Officer                Chairman and Chief
                                                       Executive Officer

BRADLEY J. HORWITZ                                  WWC HOLDING CO., INC.


By:/s/ Bradley J. Horwitz                           By:/s/John W. Stanton
   -----------------------------                       -------------------------
   Bradley J. Horwitz                                  John W. Stanton
                                                       Chairman and Chief
                                                       Executive Officer